UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023 (May 16, 2023)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On May 16, 2023, the Board of Directors (the “Board”) of Carriage Services, Inc. (the “Company”) approved and adopted amended and restated by-laws, effective as of May 16, 2023 (the “Amended and Restated By-Laws”). Among other things, the amendments effected by the Amended and Restated By-Laws:
•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring:
◦additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
◦any stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and, on request of the Company, to provide reasonable evidence that certain requirements of such rule have been satisfied;
◦that disclosures included in a stockholder’s notice of nominations or proposals regarding other business be updated so that such disclosures are accurate as of the stockholder meeting record date and as of ten business days prior to the stockholder meeting; and
◦that proposed nominees be available for interviews with the Board.
•Clarify that the Board may postpone, reschedule or cancel any meeting of stockholders.
•Modify the provisions relating to lists of stockholders entitled to vote at stockholder meetings and adjournment procedures at stockholder meetings, in each case to reflect recent amendments to the Delaware General Corporation Law.
•Specify the powers of the chair of a stockholder meeting to regulate conduct of a meeting and to adjourn a meeting.
•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.
The Amended and Restated By-Laws also incorporate ministerial, clarifying and conforming changes.
The foregoing description of the Amended and Restated By-laws is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Company held its Annual Meeting of Stockholder on May 16, 2023 (the “2023 Annual Meeting”). The matters presented for a vote and the related results are as follows:
PROPOSAL 1 - ELECTION OF DIRECTORS
Proposal 1 was the election of the nominees to serve as Class III directors for a three-year term expiring on the date of the 2026 annual meeting. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Douglas B. Meehan	5,186,668	5,329,120	1,778,789
Donald D. Patteson, Jr.	5,029,684	5,486,104	1,778,789
Pursuant to the foregoing vote, neither Mr. Meehan nor Mr. Patteson received a majority of the votes cast in the affirmative and, pursuant to the terms of the Company’s Second Amended and Restated By-laws, promptly tendered their respective resignation to the Board, with the effectiveness of each such resignation being conditioned on the Board's acceptance of each such resignation.
The Board subsequently considered each of Mr. Meehan’s and Mr. Patteson’s respective resignations, including a full discussion, wherein the Board agreed that each director brings to the Board a unique set of skills, perspectives and leadership experience that benefits both the Board and the Company. Specifically, with respect to Mr. Meehan, the Board agreed that his extensive knowledge and experience in financial markets and sophisticated transactions, along with his expertise as an investment manager and asset valuations, and his consistent and valued contributions, questions and foresight, make him an invaluable member of the Board. Moreover, with respect to Mr. Patteson, the Board agreed that his prior executive leadership as both Chief Executive Officer and Chief Financial Officer, along with his service as the Company’s Lead Independent Director and Audit Committee Chairman, and his consistent and valued contributions, discernment and insights, make him an invaluable member of the Board. Accordingly, each of Mr. Meehan’s and Mr. Patteson’s tendered resignations were unanimously rejected by the Board on May 16, 2023.
PROPOSAL 2 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS’ COMPENSATION
Proposal 2 was to approve, on an advisory basis, our Named Executive Officers’ compensation. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,251,471	5,252,926	11,390	1,778,789
Pursuant to the foregoing vote, the Named Executive Officer compensation, as disclosed in the Proxy Statement for the Company’s 2023 Annual Meeting, was not approved on an advisory basis. The Board and the Compensation Committee will carefully consider the voting results when making future decisions regarding executive compensation.
PROPOSAL 3 - ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION
Proposal 3 was to approve, on an advisory basis, the frequency of the advisory vote on our Named Executive Officers’ compensation. The result of the vote was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
9,635,095	30,350	841,433	8,908	1,778,789
Pursuant to the foregoing vote, and the acceptance of the vote by the Board and the Compensation Committee, the advisory vote on our Named Executive Officers’ compensation will occur each year.
PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 4 was the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,200,921	86,045	7,611	—
Pursuant to the foregoing vote, the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

3.1	Amended and Restated By-Laws of Carriage Services, Inc. dated May 16, 2023.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 19, 2023	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

3.1	Amended and Restated By-Laws of Carriage Services, Inc. dated May 16, 2023.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL